CONFORMED COPY

amendment agreement

Dated 17 September 2007

for

INTERNATIONAL FLAVORS & FRAGRANCES INC.

as the Parent

AND OTHERS
as the Subsidiaries

 with

CITIBANK INTERNATIONAL PLC
acting as Agent

relating to a MULTICURRENCY REVOLVING
facility agreement
 dated 23 NOVEMBER 2005

THIS AGREEMENT is dated 17 September 2007 and made between:

(1)	INTERNATIONAL FLAVORS & FRAGRANCES INC. (the ‘‘Parent’’);

(2)	THE SUBSIDIARIES of the Parent listed as Original Borrowers on the signature pages (the ‘‘Subsidiaries’’);

(3)	CITIBANK INTERNATIONAL PLC as agent on behalf of itself and the other Finance Parties (the ‘‘Agent’’).

RECITALS

(A)	The Lenders made a facility available to the Parent and certain of its Subsidiaries pursuant to the Original Facility Agreement (as defined below).

(B)	The Parent has requested that the Finance Parties amend the Original Facility Agreement so that it may become a Tranche B Borrower for the purposes of the Original Facility Agreement.

(C)	The Finance Parties, with the Agent effecting such amendments on their behalf pursuant to Clause 37.1(b) (Required consents) of the Original Facility Agreement, the Parent and its Subsidiaries have agreed to amend the Original Facility Agreement as set out below.

IT IS AGREED as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1	Definitions

In this Agreement:

‘‘Amended Agreement’’ means the Original Facility Agreement, as amended by this Agreement.

‘‘Effective Date’’ means the date on which the Agent confirms to the Lenders and the Parent that it has received each of the documents listed in Schedule 1 (Conditions Precedent) in a form and substance satisfactory to the Agent.

‘‘Original Facility Agreement’’ means the multicurrency revolving facility agreement dated 23 November 2005 between the Parent, the Subsidiaries, the Agent, the Arrangers and others (each as defined therein).

1.2	Incorporation of defined terms

(a)	Unless a contrary indication appears, a term defined in Original Facility Agreement has the same meaning in this Agreement.

(b)	The principles of construction set out in the Original Facility Agreement shall have effect as if set out in this Agreement.

1.3	Clauses

In this Agreement any reference to a ‘‘Clause’’ or a ‘‘Schedule’’ is, unless the context otherwise requires, a reference to a Clause or a Schedule to this Agreement.

1.4	Third party rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce or to enjoy the benefit of any term of this Agreement.

1.5	Designation

In accordance with the Original Facility Agreement, each of the Parent and the Agent designates this Agreement as a Finance Document.

2.	AMENDMENT

Each of the parties to this Agreement hereby agrees that as of the Effective Date the definition of ‘‘Tranche B Borrower’’ shall be read and construed so as to include the Parent and each reference to ‘‘Tranche B Borrower’’ shall be deemed to include the Parent.

3.	CONFIRMATION

Each of the parties to this Agreement hereby confirms the amendments to the Original Facility Agreement made by the amendment letter dated 3 August 2006 between the Agent, the Parent and each of the Subsidiaries a copy of which is attached as Schedule 2 to this Agreement.

4.	REPRESENTATIONS

The Repeating Representations are deemed to be made by each Subsidiary and the Parent (by reference to the facts and circumstances then existing) on:

(a)	the date of this Agreement; and

(b)	the Effective Date.

5.	CONTINUITY AND FURTHER ASSURANCE

5.1	Continuing obligations

The provisions of the Original Facility Agreement and the other Finance Documents shall, save as amended by this Agreement, continue in full force and effect.

5.2	Further assurance

Each Subsidiary and the Parent shall, at the request of the Agent and at its own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

6.	FEES, COSTS AND EXPENSES

6.1	Transaction expenses

The Parent shall promptly on demand pay the Agent the amount of all costs and expenses (including legal fees subject to any limit as may be separately agreed between the Parent and the Agent) reasonably incurred by it in connection with the negotiation, preparation, printing and execution of this Agreement and any other documents referred to in this Agreement.

6.2	Enforcement costs

The Parent shall, within three Business Days of demand, pay to each Finance Party the amount of all costs and expenses (including legal fees) incurred by that Finance Party in connection with the enforcement of, or the preservation of any rights under, this Agreement.

6.3	Stamp taxes

The Parent shall pay and, within three Business Days of demand, indemnify each Finance Party against any cost, loss or liability that Finance Party incurs in relation to all stamp duty, registration and other similar Taxes payable in respect of this Agreement.

7.	MISCELLANEOUS

7.1	Incorporation of terms

The provisions of Clause 33 (Notices), Clause 35 (Partial Invalidity), Clause 36 (Remedies and waivers) and Clause 40 (Enforcement) of the Original Facility Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those clauses to ‘‘this Agreement’’ or ‘‘the Finance Documents’’ are references to this Agreement.

7.2	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

8.	Governing Law

This Agreement is governed by English law.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

SCHEDULE 1

Conditions Precedent

1.	Corporate documents

(a)	A copy of the constitutional documents of each Subsidiary and the Parent or a certificate of an authorised signatory of each relevant Subsidiary and the Parent certifying that the constitutional documents previously delivered to the Agent for the purposes of the Original Facility Agreement have not been amended and remain in full force and effect.

(b)	A copy of a resolution of the board of directors of each Subsidiary and the Parent:

(i)	approving the terms of, and the transactions contemplated by, this Agreement and resolving that it execute this Agreement; and

(ii)	authorising a specified person or persons to execute this Agreement on its behalf.

(c)	A specimen of the signature of each person authorised by the resolution referred to in paragraph (b) above.

(d)	A certificate of an authorised signatory of the relevant Subsidiary and the Parent certifying that each copy document relating to it specified in this Schedule 1 is correct, complete and in full force and effect as at a date no earlier than the date of this Agreement.

2.	Legal Opinions

(a)	A legal opinion of Clifford Chance LLP, Amsterdam, legal advisers to the Arranger and the Agent as to English law, substantially in the form distributed to the Lenders prior to signing this Agreement.

(b)	If a Subsidiary or the Parent is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Arranger and the Agent in the relevant jurisdiction, substantially in the form distributed to the Lenders prior to signing this Agreement.

3.	Other documents and evidence

A copy of any other Authorisation or other document, opinion or assurance which the Agent considers to be necessary or desirable (if it has notified the Parent accordingly) in connection with the entry into and performance of the transaction contemplated by this Agreement or for the validity and enforceability of this Agreement.

SCHEDULE 2

Amendment Letter

To:	International Flavors & Fragrances (Luxembourg) S.à.r.l 6 rue de Mamer L-8081 Bertrange Luxembourg

Attn:	Iain Campbell

Date:	3 August 2006

Dear Sirs,

Multicurrency Revolving Facility Agreement dated 23 November 2005 between International Flavors & Fragrances (Luxembourg) S.à.r.l and the Original Borrowers as Borrowers, International Flavors & Fragrances Inc. as Guarantor and Parent, Citigroup Global Markets Limited, Fortis Bank S.A./N.V., Bank of America, N.A., Bank of Tokyo-Mitsubishi, BNP Paribas, ING Bank N.V., J.P. Morgan Securities Inc. and Wachovia Bank, National Association as Mandated Lead Arrangers, Citibank International PLC as Agent and Euro Swingline Agent, Citibank N.A. as US Swingline Agent and the financial institutions named therein as Lenders (the ‘‘Facility Agreement’’)

1.	DEFINITIONS

We refer to the Facility Agreement. All terms herein, unless otherwise defined, shall have the same meaning as in the Facility Agreement. The Majority Lenders, pursuant to Clause 37 (Amendments and Waivers) of the Facility Agreement, have authorised the Agent to sign this letter on behalf of the Lenders.

2.	FACILITY AGREEMENT AMENDMENTS

Subject to Clause 3 below, we confirm that the Majority Lenders consent to the following amendments to the Facility Agreement (with such amendments to take effect on the date on which the last person to countersign a copy of this letter countersigns a copy of this letter):

2.1	Clause 25.12 (Material adverse change) shall be deleted in its entirety;

2.2	Clause 25.13 (Acceleration) shall be renumbered as Clause 25.12 (Acceleration); and

2.3	A new sub-clause 37.1(c) shall be inserted as follows:

‘‘(c)	Each Obligor agrees to any such amendment or waiver permitted by this Clause 37 which is agreed to by the Parent. This includes any amendment or waiver which would, but for this paragraph (c), require the consent of the Guarantor.’’

3.	GENERAL CONDITIONS

3.1	Nothing in this letter shall be deemed to be an amendment, waiver or consent of the Agent or the Lenders of any provision of the Facility Agreement or any other Finance Document or any default (howsoever described), save to the extent expressly referred to in this letter.

3.2	This letter is a Finance Document and is governed by English Law.

3.3	This letter may be executed in any number of counterparts, all of which when taken together will constitute one and the same instrument.

Yours faithfully,

Citibank International PLC
as Agent

SIGNATURES NOT REPRODUCED

SIGNATURES

The Parent

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	Douglas J. Wetmore

Title:	Senior Vice President and Chief Financial Officer

Address:	521 West 57th St., New York NY 10019

Fax:	+ 1 212 708 7191

Tel:	+ 1 212 765 5500

Attention:	Dennis Meany

The Original Borrowers

INTERNATIONAL FLAVORS & FRAGRANCES INC.

By:	Douglas J. Wetmore

Title:	Senior Vice President and Chief Financial Officer

Address:	521 West 57th St., New York, NY 10019

Fax:	+ 1 212 708 7191

Tel:	+ 1 212 765 5500

Attention:	Dennis Meany

INTERNATIONAL FLAVORS & FRAGRANCES (LUXEMBOURG) S.À.R.L

By:	J.H.M. van Noorden

Title:	VP Legal Affairs EAME

Address:	6 Rue de Mamer L-8081 Bertrange, Luxembourg

Fax:	+ 35 2 26 11 41 41

Tel:	+ 35 2 26 11 41 1

Attention:	I. Campbell

INTERNATIONAL FLAVORS & FRAGRANCES I.F.F. (NEDERLAND) B.V.

By:	J.H.M. van Noorden

Title:	Managing Director

Address:	P.O. Box 309 1200 AH Hilversum The Netherlands

Fax:	+ 31 (0)35 6883 202

Tel:	+ 31 (0)35 6883 911

Attention:	J.H.M. van Noorden

INTERNATIONAL FLAVORS & FRAGRANCES (NEDERLAND) HOLDING B.V.

By:	J.H.M. van Noorden

Title:	Managing Director

Address:	P.O. Box 309 1200 AH Hilversum The Netherlands

Fax:	+ 31 (0)35 6883 202

Tel:	+ 31 (0)35 6883 911

Attention:	J.H.M. van Noorden

IRISH FLAVOURS AND FRAGRANCES LTD

By:	J.H.M. van Noorden

Title:	VP Legal Affairs EAME

Address:	Industrial Estate, Drogheda, Co. Louth

Fax:	+ 353 (0)41 983 5119

Tel:	+ 353 (0)41 983 1031

Attention:	M. Tolan

IFF BENICARLO SA

By:	J.H.M. van Noorden

Title:	VP Legal Affairs EAME

Address:	Avenida Felipe Klein, 2 Benicarlo – 12580 – Castellón

Fax:	+34 (0)964 473 411

Tel:	+34 (0)964 470 200

Attention:    A. Dantart

INTERNATIONAL FLAVOURS & FRAGRANCES I.F.F. (GREAT BRITAIN) LTD

By:	J.H.M. van Noorden

Title:	VP Legal Affairs EAME

Address:	Duddery Hill, Haverhill, Suffolk, CB9 8LG United Kingdom

Fax:	+ 44 (0)1440 76 1599

Tel:	+ 44 (0)1440 71 5000

Attention:	P.J. Gardner

BUSH BOAKE ALLEN HOLDINGS (UK) LTD

By:	J.H.M. van Noorden

Title:	VP Legal Affairs EAME

Address:	Duddery Hill, Haverhill, Suffolk, CB9 8LG United Kingdom

Fax:	+ 44 (0)1440 76 1599

Tel:	+ 44 (0)1440 71 5000

Attention:	P.J. Gardner

THE AGENT

CITIBANK INTERNATIONAL PLC

By:	John Nelson

Title:	Specialist

Address:	Canada Square Canary Wharf London E14 5L

Fax:	+44 208 663 3824

Tel:	+44 207 500 4246

Attention:	John Nelson john1.nelson@citi.com